UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2024

Nuwellis, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35312	No. 68-0533453
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12988 Valley View Road, Eden Prairie, MN (Address of Principal Executive Offices)		55344 (Zip Code)

(952) 345-4200
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	NUWE	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On August 23, 2024, Nuwellis, Inc. (the “Company”) entered into a placement agency agreement (the “Placement Agency Agreement”) with Ladenburg Thalmann & Co. Inc. (the “Placement Agent”) and a securities purchase agreement (the “Purchase Agreement”) with certain purchasers (the “Purchasers”) pursuant to which the Company agreed to sell, in a registered direct offering (the “Registered Offering”), an aggregate of 483,351 shares (the “Shares”) of the Company’s common stock, $0.0001 par value per share (the “Common Stock”), at a purchase price of $1.8450 per Share and accompanying Common Warrant (as defined below).

The Shares are being sold pursuant to the Company’s effective shelf registration statement on Form S-3 (File No. 333-280647), including a base prospectus contained therein, which was originally filed with the Securities and Exchange Commission (the “SEC”) on July 1, 2024, and was declared effective by the SEC on July 9, 2024, and a related prospectus supplement, dated August 23, 2024, related to the Registered Offering.

Pursuant to the Purchase Agreement, in a concurrent private placement (the “Private Placement” and together with the Registered Offering, the “Offering”), the Company also agreed to sell and issue to the Purchasers, warrants (the “Common Warrants”) to purchase up to 483,351 shares of Common Stock (the “Common Warrant Shares”). The Common Warrants have an exercise price of $1.72 per share, are immediately exercisable and expire on the fifth anniversary on the effective date of the registration statement to be filed for the purpose of registering the Common Warrant Shares.

The gross proceeds of the Offering, before deducting the Placement Agent’s fees and expenses and other offering expenses payable by the Company and excluding the net proceeds, if any, from the exercise of the Common Warrants or Placement Agent Warrants (as defined below), will be approximately $892,000. The Company intends to use the net proceeds from the Offering for working capital and general corporate purposes. The Offering closed on August 26, 2024. We also issued to the Placement Agent, or its designees, warrants to purchase up to 14,501 shares of our Common Stock (the “Placement Agent Warrants”) as part of the compensation payable to the Placement Agent in connection with this offering. The Placement Agent Warrants are not registered pursuant to the prospectus supplement and the accompanying prospectus. The Placement Agent Warrants have substantially the same terms as the Common Warrants described above, except that the Placement Agent Warrants will have an exercise price of $3.04425 per share and will expire August 23, 2029.

In the Purchase Agreement, the Company agreed, subject to certain exceptions, not to issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for shares of Common Stock or file any registration statement or prospectus, or any amendment or supplement thereto for fifteen (15) trading days after the closing date of the Offering. In addition, the Company has agreed not to effect or enter into an agreement to effect any issuance of Common Stock or any securities convertible into or exercisable or exchangeable for shares of Common Stock involving a Variable Rate Transaction (as defined in the Purchase Agreement) for six (6) months after the closing date of the Offering, subject to certain exceptions.

Each of the Placement Agency Agreement and the Purchase Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Purchasers, including for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Placement Agency Agreement and the Purchase Agreement were made only for the purposes of such agreements and as of specific dates, were solely for the benefit of the parties to such agreements, and may be subject to limitations agreed upon by the contracting parties.

In connection with the Private Placement, the Company is obligated to file a registration statement with the SEC to register the Common Warrant Shares under the Securities Act, within 30 days of the Purchase Agreement and have such registration statement declared effective by the SEC within 60 days following the closing date of the Offering (or, in the event of a review by the SEC, the 90th calendar day following the closing date of the Offering).

Pursuant to the Placement Agency Agreement, the Company agreed to pay the Placement Agent as compensation a cash fee equal to 8.0% of the gross proceeds of the Offering plus reimbursement of certain expenses and legal fees. The Company also agreed to pay Roth Capital Partners, LLC a cash fee of $50,000 for advisory services.

The foregoing description of the material terms of the Placement Agency Agreement, the Purchase Agreement, the Common Warrants, and Placement Agent Warrants is not complete and is qualified in its entirety by reference to the full text of the Placement Agency Agreement, the form of Purchase Agreement, the form of Common Warrant, and the form of Placement Agent Warrants, copies of which are filed as Exhibits 10.1, 10.2, 4.1, and 4.2 respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

The legal opinion, including the related consent, of Honigman LLP relating to the legality of the issuance and sale of Shares in the Registered Offering is filed as Exhibit 5.1 to this Current Report on Form 8-K.

Item 3.02.	Unregistered Sales of Equity Securities.

The Company has agreed to issue the Common Warrants and Placement Agent Warrants pursuant to the exemption from the registration requirements of the Securities Act, available under Section 4(a)(2) and/or Rule 506(b) of Regulation D promulgated thereunder and intends to issue the Common Warrant Shares pursuant to the same exemption. The description of the Common Warrants and Placement Agent Warrants under Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein. The form of Common Warrant and Placement Agent Warrant has been filed as an exhibit to this Current Report on Form 8-K and is incorporated by reference herein.

Item 7.01.	Regulation FD Disclosure.

On August 23, 2024, the Company issued a press release announcing the pricing of the Offering. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description
4.1	Form of Common Warrant
4.2	Form of Placement Agent Warrant
5.1	Opinion of Honigman LLP
10.1	Placement Agency Agreement, dated August 23, 2024, between the Company and Ladenburg Thalmann & Co. Inc.
10.2	Form of Securities Purchase Agreement
23.1	Consent of Honigman LLP (included in Exhibit 5.1)
99.1	Press Release dated August 23, 2024, announcing the pricing of the Offering
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 26, 2024	NUWELLIS, INC.

	By:	/s/ Nestor Jaramillo, Jr
	Name:	Nestor Jaramillo, Jr.
	Title:	President and Chief Executive Officer